Scudder
Greater Europe
Growth Fund


Semiannual Report
April 30, 1998


Pure No-Load(TM) Funds


For investors seeking long-term growth of capital through investment primarily in the equity securities of European companies.


A pure no-load(TM) fund with no commissions to buy, sell, or exchange shares.


SCUDDER      (logo)

                       Scudder Greater Europe Growth Fund
--------------------------------------------------------------------------------
                             Total Net Assets as of
Date of Inception: 10/10/94  4/30/98: $787.2 million      Ticker Symbol:  SCGEX
--------------------------------------------------------------------------------

o Scudder Greater Europe Growth Fund provided a total return of 35.74% for the six months ended April 30, 1998. The Fund was ranked number one out of 43 European funds tracked by Lipper Analytical Services for the three-year period ended April 30, with an average annual return of 32.86% versus 23.46% for the same period for the Lipper average.^1

o Strong corporate profit growth helped the "peripheral" European markets -- such as Finland, Spain and Portugal -- to lead stock market performance in the region.

o Morningstar assigned the Fund an overall rating of five stars (out of five stars) for its risk-adjusted performance among 740 international equity funds as of April 30, 1998.^2



                                Table of Contents

   3  Letter from the Fund's Chairman     19  Financial Highlights
   4  Performance Update                  20  Notes to Financial Statements
   5  Portfolio Summary                   25  Report of Independent Accountants
   6  Portfolio Management Discussion     28  Officers and Directors
   9  Glossary of Investment Terms        29  Investment Products and Services
  11  Investment Portfolio                30  Scudder Solutions
  16  Financial Statements


^1 Source: Lipper Analytical Services. The Fund was also ranked number four out of 83 European funds for the one-year period ended April 30, 1998 with an average annual return of 54.25% versus 39.23% for the same period for the Lipper average.


^2 Source: Morningstar. Ratings are subject to change monthly and are calculated from a Fund's three-, five-, and ten-year average annual returns in excess of 90-day Treasury bill returns with appropriate fee adjustments, and a risk factor that reflects Fund performance below 90-day T-bill returns. The Fund received a five star rating for the three-year period among 740 international equity funds. In an investment category, the top 10% of funds receive five stars and the next 22.5% receive four stars. Past performance is no guarantee of future results.


                     2 - Scudder Greater Europe Growth Fund

                         Letter from the Fund's Chairman

Dear Shareholders,

     We are pleased to present the semiannual report for Scudder Greater Europe Growth Fund, covering the six-month period ended April 30, 1998. As detailed in the management discussion beginning on page 6, the Fund provided a strong total return of 35.74% for the period, and continues to receive top ratings for long-term performance from Morningstar (please see page 2 for more details).

     Europe has been in the economic spotlight recently, and we expect that it will be for some time, as the economies there prepare for monetary union to take hold. While EMU is the most significant sign of the ongoing structural evolution in Europe, we also think that corporate restructuring and consolidation activity will continue to provide attractive opportunities for equity investors in these markets. We believe Scudder Greater Europe Growth Fund is well positioned to capitalize on these favorable conditions in the region, and thank you for your continued investment in the Fund.

     At the beginning of 1998, the Fund's investment adviser changed its name to Scudder Kemper Investments, Inc. from Scudder, Stevens and Clark, Inc., reflecting the acquisition of a majority interest in Scudder by Zurich Insurance Company, and the combining of Scudder's business with that of Zurich Kemper Investments, Inc. We think this combination is very positive, and will provide your Fund's management team with expanded resources in managing the Fund.

     For those of you who are interested in new products and services, we would like to take this opportunity to highlight the two most recent additions to our growth and income category: Scudder Real Estate Investment Fund, which was launched on April 6th, and Scudder Dividend & Growth Fund, which will begin operations on July 17th. For further information on these new funds, please call 1-800-225-2470.

     If you have any questions regarding your Fund, please contact an Investor Relations representative at the toll-free number above, or visit our Web site at http://www.funds.scudder.com.

     Sincerely,

     /s/Daniel Pierce

     Daniel Pierce
     Chairman,
     Scudder Greater Europe Growth Fund


                     3 - Scudder Greater Europe Growth Fund

PERFORMANCE UPDATE as of April 30, 1998
----------------------------------------------------------------
FUND INDEX COMPARISONS
----------------------------------------------------------------

                            Total Return
---------------------------------------------
Period Ended   Growth of              Average
4/30/98         $10,000   Cumulative  Annual
---------------------------------------------
SCUDDER GREATER EUROPE GROWTH FUND
---------------------------------------------
1 Year          $ 15,425    54.25%     54.25%
3 Year          $ 23,450   134.50%     32.86%
Life of Fund*   $ 24,686   146.86%     28.93%
---------------------------------------------
MORGAN STANLEY CAPITAL INTERNATIONAL
(MSCI) EUROPE INDEX
---------------------------------------------
1 Year          $ 14,549     45.49%    45.49%
3 Year          $ 20,404    104.04%    26.81%
Life of Fund*   $ 21,624    116.24%    24.66%
---------------------------------------------
*The Fund commenced operations on October 10, 1994.
 Index comparisons begin October 31, 1994.

----------------------------------------------------------------
GROWTH OF A $10,000 INVESTMENT
----------------------------------------------------------------
A chart in the form of a line graph appears here, illustrating the Growth of a $10,000 Investment.
The data points from the graph are as follows:

Scudder Greater Europe Growth Fund
Year            Amount
----------------------
10/94*         $10,000
4/95           $10,371
10/95          $11,506
4/96           $12,981
10/96          $14,395
4/97           $15,767
10/97          $17,917
4/98           $24,321

Morgan Stanley Capital International
(MSCI) Europe Index
Year            Amount
----------------------
10/94*         $10,000
4/95           $10,598
10/95          $11,321
4/96           $12,288
10/96          $13,298
4/97           $14,863
10/97          $16,754
4/98           $21,624

The Morgan Stanley Capital International (MSCI) Europe Index is an unmanaged capitalization-weighted measure of 14 stock markets in Europe. Index returns assume dividends reinvested net of withholding tax and, unlike Fund returns, do not reflect any fees or expenses.

----------------------------------------------------------------
RETURNS AND PER SHARE INFORMATION
----------------------------------------------------------------

A chart in the form of a bar graph appears here, illustrating the Fund Total Return (%) and Index Total
Return (%) with the exact data points listed in the table below.

YEARLY PERIODS ENDED APRIL 30

                              1995*       1996        1997        1998
                             ---------------------------------------------
NET ASSET VALUE.........     $12.61      $15.50      $18.63      $26.37
INCOME DIVIDENDS........     $  .02      $  .22      $  .06         .54
CAPITAL GAINS
DISTRIBUTIONS...........     $   --      $  .14      $  .14        1.30
FUND TOTAL RETURN (%)...       5.27       25.16       21.47       54.25
INDEX TOTAL RETURN (%)..       5.97       15.95       20.96       45.49

All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. If the Adviser had not maintained the Fund's expenses, the total returns for the three year and life of Fund periods would have been lower.

                     4 - Scudder Greater Europe Growth Fund

PORTFOLIO SUMMARY as of April 30, 1998
---------------------------------------------------------------------------
GEOGRAPHICAL
(Excludes 7% Cash Equivalents)
---------------------------------------------------------------------------
France                             27%
United Kingdom                     14%
Italy                              12%
Germany                             9%
Switzerland                         7%
Portugal                            6%
Spain                               6%
Netherlands                         5%
Finland                             4%
Other                              10%
--------------------------------------
                                  100%
--------------------------------------

Seven of the nine highest-weighted
countries in the portfolio will be
participants in the first round of
European Monetary Union.

A graph in the form of a pie chart appears here, illustrating the exact data points in the above table.

--------------------------------------------------------------------------
SECTORS
(Excludes 7% Cash Equivalents)
--------------------------------------------------------------------------
Financial                          31%
Service Industries                 13%
Durables                            9%
Manufacturing                       8%
Technology                          6%
Consumer Discretionary              6%
Communications                      5%
Media                               4%
Consumer Staples                    4%
Other                              14%
--------------------------------------
                                  100%
--------------------------------------

The Fund remained focused on
the financial sector, while
broadening its exposure to more
economically sensitive stocks in
sectors such as manufacturing and
durables.

A graph in the form of a pie chart appears here, illustrating the exact data points in the above table.

--------------------------------------------------------------------------
TEN LARGEST EQUITY HOLDINGS
(17% of Portfolio)
--------------------------------------------------------------------------
1.   Nokia AB
     Manufacturer of telecommunication systems and equipment
2.   Misys PLC
     Software and hardware computer solutions, support and data services for various industries
3.   WPP Group PLC
     Advertising agency
4.   Alcatel Alsthom
     Manufacturer of transportation,
     telecommunication and energy equipment
5.   Compania Telefonica Nacional de
     Espana S.A.
     Telecommunication services
6.   Dassault Systemes S.A.
     Computer aided design, manufacturing and engineering software products
7.   Accor S.A.
     Catering, hotels, travel services
8.   Schneider S.A.
     Manufacturer of electronic components and automated manufacturing systems
9.   Telecom Italia SpA
     Telecommunications, electronics and network construction
10.  Akzo-Nobel NV
     Chemical producer

Top holdings reflect the current
demand for telecommunications
equipment and services in Europe
and worldwide.

For more complete details about the Fund's investment portfolio, see page 11. A monthly Investment Portfolio Summary and quarterly Portfolio Holdings are available upon request.


                     5 - Scudder Greater Europe Growth Fund

                         Portfolio Management Discussion
Dear Shareholders,

Scudder Greater Europe Growth Fund provided a total return of 35.74% for the six months ended April 30, 1998, well ahead of the average European region fund return of 26.03%, as tracked by Lipper Analytical Services, and the 29.07% return for the unmanaged MSCI (Morgan Stanley Capital International) Europe Index.

The steep climb of the European equity markets over the last three months of the period was remarkable. Once again, peripheral European markets have led the race with Finland rising a dizzying 47.0% in the quarter, while Spain and Portugal jumped 31.8% and 29.7%, respectively. The Fund has been overweighted in all three of these markets. Outstanding individual stock performances came from Fund holdings Nokia (+71%) and TT Tieto (+69%). Nokia, the global leader in mobile telecommunications, leaped forward as investors reacted to the impressive new product lineup, strength in infrastructure orders, and a beneficial product mix, while TT Tieto benefited from the high demand for information technology support services. In Portugal, the banking sector was the highlight, with Fund holdings Banco Portugues do Investimento (BPI) and Banco Comercial Portugues advancing 69% and 51%, respectively, for the quarter. And in Spain, appetite was strong for Tele Pizza, which advanced 48% for the quarter, while the banking sector also offered appeal with a 47% return for Fund holding Banco Bilbao Vizcaya.

                    Economic Upswing and Restructuring Boost
                                European Markets

European equity markets, having lagged the U.S. market for a number of years, are now moving ahead sharply. Both cyclical and structural factors have underpinned the recent movement in European share prices. Cyclically, continental Europe has been behind the United States in the economic cycle. In 1998, Europe is positioned to be the fastest growing major region in the world -- albeit at a moderate rate of 2.8-3.0%. Exports were the principal engine of continental European growth in 1997, profiting from the relative weakness of European currencies. Growth is now broadening out to other sectors of the continental economies. Consumer confidence is rising, capital spending is picking up, and unemployment is falling, although it remains at high levels throughout much of Europe. Fiscal policy -- a perennial drag in the run up to EMU (European Monetary Union) qualification -- is likely to be a neutral factor overall this year. Corporate profit growth -- despite the impact of Asia -- has been strong and is expected to continue to advance at a rate of 12-15% in aggregate into 1998. Equity markets have been buoyed by the combination of accelerating growth and low inflation as the convergence of European economies towards monetary union has allowed interest rates to remain low and to fall further in Portugal, Spain, and Italy.

The cyclical dynamic driving European markets has been important. But the sweeping structural changes Europe is now undergoing are even more important as

                     6 - Scudder Greater Europe Growth Fund
one assesses the potential for equity investors in these markets. Corporate restructuring along with merger and acquisition activity is continuing at an accelerating pace, pushed forward by EMU pressures as well as ever-tougher global competition. This activity is occurring across sectors -- banking and insurance, pharmaceuticals, media, chemicals, construction, defense, and the automotive industry. The momentum continues to build as corporations then need to respond to the transforming landscape.

There are other positive aspects of the structural revolution taking place in Europe today. Improved corporate governance, higher disclosure standards with many companies moving to IAS or GAAP accounts, and a new recognition of the importance of shareholders should encourage the trend toward equity investing in Europe. There is a growing respect for the constructive use of shareholder capital and a new willingness of corporations to return it when appropriate. Governments are now being more supportive by moving toward dismantling the legal and tax barriers which have inhibited share buybacks in Europe. At the same time, there is a new-found interest on the part of European domestic investors in boosting their pension fund equity assets, since public sector provisioning in the future will be inadequate to meet their retirement needs.

A significant step forward in the structural evolution of Europe took place at the end of this reporting period. Eleven initial participants were confirmed for the first wave of EMU which will commence on January 1, 1999. Bilateral rates have been initially established for conversion to the euro for Austria, Belgium, Finland, France, Germany, Ireland, Italy, Luxembourg, the Netherlands, Portugal and Spain.

                      Continued Focus on Growth and Change

Over the last six months, the Fund's asset base has grown significantly from just over $198 million to nearly $826 million. The portfolio structure has evolved during this period, with cash inflows being directed in large part to increased positions in France, Spain, Italy and Ireland. A recovery in economic momentum and confidence in France, coupled with a rich and varied equity market -- offering restructuring companies as well as exposure to growing industries -- encouraged additions to our existing positions there, as well as the initiation of new holdings including Groupe Danone, TF1 (Television Francaise), Lagardere, and Saint Gobain. Spanish retailer Cortefiel was also added, given prospects for interest rate declines in Spain and further uplift to an already buoyant economy.

In Italy, which is still in the early stages of economic recovery, the market also looked forward to interest rate declines and further stimulation of the burgeoning asset management industry. Growth and consolidation in the Italian financial sector supported investment commitments during the period to Banca Intesa, Istituto Bancario San Paolo di Torino, and Ina. The Fund's focus on the financial sector elsewhere in Europe was maintained, including positions added in Portugal during the period. However, the scope of the Fund's sectoral positioning was broadened further with exposure to more economically sensitive stocks, including Saint Gobain and Sika Finanz in the construction area, and

                     7 - Scudder Greater Europe Growth Fund

Fiat and Daimler Benz, two automotive manufacturers offering both restructuring appeal and cyclical strength.

The Fund also expanded its geographic scope with first-time purchases in Greece, following its devaluation and currency link to the ERM (Exchange Rate Mechanism) in late March. The Greek government has committed itself to a program of privatization and reform with the intention of qualifying for EMU participation in 2001. Growth and restructuring in the financial sector is at an early stage in Greece and has the potential to achieve returns realized elsewhere in Europe. Alpha Credit Bank and National Bank of Greece were added to the portfolio along with two companies in other sectors poised for growth, Delta Informatics (software) and Titan Cement.

              Developing Equity Culture in Europe Supports Outlook

European markets have leapt forward at an impressive rate in recent months, reflecting positive cyclical and structural impulses. Market consolidation and even retracement can be anticipated as these rapid gains are digested. Concerns over the fallout from the Asian crisis, a turn in interest rates, political concerns over upcoming elections in Germany, stalled reforms, and U.S. market and/or dollar weakness are all factors which could trouble markets in the months ahead. Nevertheless, we believe investors in Europe will enjoy the prospect of substantial rewards over time as more competitive corporations embrace new values centered on generating returns for shareholders, thereby offering further encouragement to the developing European equity culture.

Sincerely,

Your Portfolio Management Team

/s/Carol L. Franklin          /s/Joan R. Gregory

Carol L. Franklin             Joan R. Gregory


/s/Nicholas Bratt

Nicholas Bratt


                     8 - Scudder Greater Europe Growth Fund

                          Glossary of Investment Terms

CURRENCY EXCHANGE RATE            The price at which one country's currency can
                                  be exchanged into another currency. When a country's currency rises relative to other currencies, this decreases the buying power of foreign purchasers of that country's goods and services and tends to hurt the earnings of companies that export; by contrast, a weak currency promotes exports. From the perspective of a U.S. investor in overseas securities, a weakening U.S. dollar adds to total returns, as assets denominated in foreign currencies then translate into more in dollar terms; a strengthening dollar relative to foreign currencies reduces returns to U.S. investors.

DIVIDEND YIELD                    With stocks, a company's payment out of
                                  earnings to shareholders divided by its share price. For example, a stock that sells for $10 and pays annual dividends totaling $1 has a yield of 10%; if the stock price goes up to $20, the yield would fall to 5%.

EMU (EUROPEAN MONETARY UNION)     A proposed integration of European economies
                                  involving among other changes a move to a single currency for member nations. To qualify for EMU membership, nations will be required to meet certain guidelines concerning total governmental debt and annual budget deficits, designed to ensure a strong common currency.

FUNDAMENTAL RESEARCH              Analysis of companies based on the projected
                                  impact of management, products, sales, and earnings on their balance sheets and income statements. Distinct from technical analysis, which evaluates the attractiveness of a stock based on historical price and trading volume movements, rather than the financial results of the underlying company.

GROWTH STOCK                      Stock of a company that has displayed above
                                  average earnings growth and is expected to continue to increase profits rapidly going forward. Stocks of such companies usually trade at higher multiples to earnings (see price/earnings ratio) and experience more price volatility than the market as a whole.
                                  Distinct from value stock.

LIQUIDITY                         A characteristic of an investment or an asset
                                  referring to the ease of convertibility into cash within a reasonably short period of time. A stock that is liquid has enough shares outstanding and a substantial enough market capitalization to allow large purchases and sales to occur without causing a significant move in its market price as a result.


                     9 - Scudder Greater Europe Growth Fund

MARKET CAPITALIZATION             The value of a company's outstanding shares
                                  of common stock, determined by the number of shares outstanding multiplied by the share price (shares x price = market capitalization). The universe of publicly traded companies is frequently divided into large-, mid-, and small-capitalization. In general, "large-cap" stocks tend to be more liquid than "small-cap" stocks.

PRICE/EARNINGS RATIO (also        A widely used gauge of a stock's valuation,
"P/E" or "earnings multiple")     that indicates what investors are paying for
                                  a company's earning power at the current stock price. May be based on a company's projected earnings for the coming 12 months.
                                  A higher "earnings multiple" indicates higher expected earnings growth, along with greater risk of earnings disappointments.

VALUE STOCK                       A company whose stock price does not fully
                                  reflect its intrinsic value, as indicated by price/earnings ratio, price/book value ratio, dividend yield, or some other valuation measure, relative to its industry or the market overall. Value stocks tend to display less price volatility and may carry higher dividend yields. Distinct from growth stock.

WEIGHTING (OVER/UNDER)            Refers to the allocation of assets -- usually
                                  in terms of sectors, industries, or countries
                                  -- within a portfolio relative to the
                                  portfolio's benchmark index or investment universe.

(Sources: Scudder Kemper Investments, Inc.; Barron's Dictionary of Finance and Investment Terms)


                     10 - Scudder Greater Europe Growth Fund

                    Investment Portfolio as of April 30, 1998

                                                                                                Principal            Market
                                                                                               Amount ($)           Value ($)
------------------------------------------------------------------------------------------------------------------------------
Repurchase Agreements 1.9%
------------------------------------------------------------------------------------------------------------------------------
Repurchase Agreement with Donaldson, Lufkin & Jenrette dated 4/30/98 at 5.5%, to be
  repurchased at $14,133,159 on 5/1/98, collateralized by a $13,278,000 U.S. Treasury                              -----------
  Note, 7.625%, 2/15/07 (Cost $14,131,000) ..............................................     14,131,000            14,131,000
                                                                                                                   -----------

Short-Term Notes 5.4%
------------------------------------------------------------------------------------------------------------------------------
Federal Home Loan Mortgage Corp., 5.45%, 5/1/98** .......................................     40,000,000            40,000,000
U.S. Treasury Bill, 6/18/98 .............................................................        515,000               511,730
------------------------------------------------------------------------------------------------------------------------------
Total  Short-Term Notes (Cost $40,511,550)                                                                          40,511,730
------------------------------------------------------------------------------------------------------------------------------

                                                                                                 Shares
------------------------------------------------------------------------------------------------------------------------------
Common Stock 92.7%
------------------------------------------------------------------------------------------------------------------------------
Austria 0.4%
OMV AG (Oil and gas company) ............................................................         22,000             3,265,196
                                                                                                                   -----------
Finland 4.1%
Nokia AB "A" (Manufacturer of telecommunication systems and equipment) ..................        258,320            17,376,903
Pohjola Insurance Co., Ltd. "B" (Insurance company) .....................................         70,000             3,885,422
Sampo Insurance Co., Ltd. "A" (Multi-line insurance company) ............................        135,000             6,103,826
TT Tieto Oy "B" (Manufacturer of computer software) .....................................         19,000             3,492,101
                                                                                                                   -----------
                                                                                                                    30,858,252
                                                                                                                   -----------
France 24.8%
AXA S.A. (Insurance group providing insurance, finance and real estate services) ........         36,700             4,310,464
Accor S.A. (Catering, hotels, travel services) ..........................................         42,650            11,629,238
Alcatel Alsthom (Manufacturer of transportation, telecommunication and energy
  equipment) ............................................................................         73,635            13,658,796
Altran Technologies, S.A. (Engineering and consulting services for aerospace,
  telecommunications and electronics fields) ............................................         43,000             6,860,256
Assurances Generales de France (Markets health, life, and liability insurance) ..........         21,235             1,342,422
Assurances Generales de France, CVG Shares* .............................................         21,236                84,789
Banque Nationale de Paris S.A. (CI) (Bank) ..............................................        101,000             8,518,882
Cap Gemini Sogeti S.A. (Software consultants) ...........................................         41,761             5,425,943
Compagnie Financiere de Paribas (Finance and investment company) ........................         80,000             8,517,718
Compagnie de Saint-Gobain (Glass manufacturer) ..........................................         48,500             8,084,678
Credit Commercial de France (Bank) ......................................................         90,000             7,186,824
Dassault Systemes S.A. (Computer aided design, manufacturing and engineering software
  products) .............................................................................        305,900            12,010,048
Groupe Danone (Producer of packaged foods and beverages) ................................         30,700             7,252,371
Imetal S.A. (Manufacturer of building materials) ........................................         30,200             3,923,840

    The accompanying notes are an integral part of the financial statements.


                     11 - Scudder Greater Europe Growth Fund

                                                                                                                     Market
                                                                                                 Shares             Value ($)
------------------------------------------------------------------------------------------------------------------------------
L'Air Liquide (World's leading producer of industrial gases) ............................         34,900             6,444,685
Lagardere S.C.A. (Holding company with interests in publishing, defense,
  audiovisual production and services, telecommunications and media) ....................        111,100             4,251,040
Le Carbone-Lorraine (Manufacturer of industrial and technological systems and
  components) ...........................................................................         24,400            10,005,989
Peugeot S.A. (Manufacturer of automobiles and light commercial vehicles) ................         36,000             6,252,537
Pinault-Printemps, S.A. (Distributor of consumer goods) .................................          3,996             2,976,890
Rhone-Poulenc S.A. "A" (Medical, agricultural and consumer chemicals) ...................        149,567             7,317,860
SEITA (Producer of cigarettes and pipe tobacco) .........................................         75,800             3,404,758
Schneider S.A. (Manufacturer of electronic components and automated manufacturing
  systems) ..............................................................................        151,092            11,311,163
Scor S.A. (Property, casualty and life reinsurance company) .............................         91,200             5,625,846
Societe Lyonnaise des Eaux S.A. (Water utility) .........................................         51,900             8,806,854
Societe Nationale Elf Aquitaine (Petroleum company) .....................................         41,325             5,424,293
Synthelabo S.A. (Pharmaceutical and biomedical company) .................................         24,300             3,658,543
Television Francaise (Television broadcasting) ..........................................         45,929             6,456,497
Total S.A. "B" (International oil and gas exploration, development and production) ......         49,123             5,843,112
                                                                                                                   -----------
                                                                                                                   186,586,336
                                                                                                                   -----------
Germany 8.3%
Allianz AG (Multi-line insurance company) ...............................................         30,300             9,322,557
Allianz AG New* .........................................................................            450               137,200
Daimler-Benz AG (Automobile and truck manufacturer) .....................................         87,200             8,515,378
Deutsche Bank AG (Bank) .................................................................         99,000             7,620,478
Dresdner Bank AG (Universal bank) .......................................................         76,500             4,140,321
Fresenius AG (Pharmaceutical company) ...................................................         15,480             3,390,915
Fresenius AG (pfd.) .....................................................................          1,153               276,666
Marschollek Lautenschlaeger und Partner AG (pfd.) (Leading independent life
  insurance company) ....................................................................         23,300             9,084,416
Philipp Holzmann AG* (Construction engineering services) ................................         20,400             6,037,791
SAP AG (pfd.) (Computer software manufacturer) ..........................................         16,700             8,330,918
Schering AG (Pharmaceutical and chemical producer) ......................................         54,110             5,805,794
                                                                                                                   -----------
                                                                                                                    62,662,434
                                                                                                                   -----------
Greece 3.9%
Alpha Credit Bank A.E. (Commercial bank) ................................................         74,100             7,816,677
Delta Informatics S.A. (Corporate information services) .................................        118,000             4,505,106
Hellenic Telecommunication Organization S.A. (Telecommunications services) ..............        186,000             5,325,952
National Bank of Greece S.A. (Full service bank) ........................................         37,100             6,527,409
Titan Cement Co. S.A. (Cement producer) .................................................         61,100             5,229,200
                                                                                                                   -----------
                                                                                                                    29,404,344
                                                                                                                   -----------

    The accompanying notes are an integral part of the financial statements.


                     12 - Scudder Greater Europe Growth Fund

                                                                                                                     Market
                                                                                                 Shares             Value ($)
------------------------------------------------------------------------------------------------------------------------------
Hungary 0.2%
Graboplast Rt (Producer of home improvement materials, artificial leather and
  book bindings) ........................................................................         30,000             1,137,629
                                                                                                                   -----------
Ireland 2.4%
Allied Irish Bank PLC (Bank) ............................................................        312,000             4,291,953
Bank of Ireland PLC (Bank) ..............................................................        348,200             7,062,702
Elan Corp. PLC (ADR)* (Research and development of drug delivery technology) ............          1,700               105,610
Irish Life PLC (Provider of life and disability insurance and pensions) .................        656,718             6,093,329
                                                                                                                   -----------
                                                                                                                    17,553,594
                                                                                                                   -----------
Italy 11.3%
Aeroporti di Roma SpA (Management of Fiumicino and Ciampino airports) ...................        377,000             5,278,234
Alleanza Assicurazioni (Life insurance company) .........................................        552,400             7,032,275
Assicurazioni Generali SpA (Life and property insurance company) ........................        226,920             6,828,033
Banca Commerciale Italiana SpA (Commercial bank) ........................................      1,005,000             5,083,580
Banca Popolare di Brescia SpA (Cooperative bank) ........................................        450,500             6,866,797
Banca di Roma SpA* (Commercial and savings bank) ........................................      2,062,000             3,800,734
Banca Intesa SpA (Bank) .................................................................        900,000             5,080,871
Credito Italiano SpA (Commercial bank) ..................................................      1,374,000             7,221,577
Fiat SpA (Manufacturer of automobiles, commercial vehicles, farm and
  construction equipment) ...............................................................      1,540,000             6,107,489
Istituto Bancario San Paolo di Torino (Commercial bank) .................................        526,300             7,606,221
Istituto Nazionale delle Assicurazione (Insurance company) ..............................      2,223,500             6,646,587
La Rinascente SpA (Department store chain) ..............................................        363,300             3,640,486
La Rinascente SpA di Risparmio ..........................................................        665,000             3,423,829
Telecom Italia SpA (Telecommunications, electronics and network construction) ...........      1,033,000             7,727,016
Telecom Italia SpA di Risparmio .........................................................        550,000             2,900,048
                                                                                                                   -----------
                                                                                                                    85,243,777
                                                                                                                   -----------
Netherlands 4.9%
Akzo-Nobel NV (Chemical producer) .......................................................         52,200            10,620,365
Getronics NV (Provider of computer installation and maintenance services) ...............        164,119             7,263,125
Hagemeyer NV (Distributor of branded consumer and technical products) ...................         76,700             3,663,952
Unilever NV (Producer of packaged consumer goods, food, detergent, personal
  care items) ...........................................................................        101,280             7,209,576
Vedior NV CVA (Temporary employment services) ...........................................        259,908             7,899,783
                                                                                                                   -----------
                                                                                                                    36,656,801
                                                                                                                   -----------
Portugal 5.2%
Banco Comercial Portugues (Commercial bank) .............................................        229,500             8,047,224
Banco Comercial Portugues (New) (b) .....................................................         39,039             1,327,804
Banco Portugues do Investimento (Bank) ..................................................        203,400             9,455,579
Cimentos de Portugal S.A. (Manufacturer of cement, ready mix concrete and aggregates) ...        115,300             4,264,821

    The accompanying notes are an integral part of the financial statements.


                     13 - Scudder Greater Europe Growth Fund

                                                                                                                     Market
                                                                                                 Shares             Value ($)
------------------------------------------------------------------------------------------------------------------------------
Electricidade de Portugal (Electric utility) ............................................        229,400             5,986,951
Portugal Telecom S.A. (Telecommunication services) ......................................        131,400             7,062,250
Semapa Cement S.A. (Cement producer) ....................................................         87,000             2,544,911
                                                                                                                   -----------
                                                                                                                    38,689,540
                                                                                                                   -----------
Spain 5.7%
Argentaria Corporacion Bancaria de Espana (Commercial bank) .............................         99,295             8,280,016
Banco Bilbao Vizcaya S.A. (Commercial bank) .............................................         81,000             4,169,665
Compania Telefonica Nacional de Espana S.A. (Telecommunication services) ................        268,300            11,204,123
Compania Telefonica Nacional de Espana S.A. (New) (b) ...................................         24,390               978,332
Cortefiel, S.A. (Clothing retailer) .....................................................        368,000             8,722,784
Tabacalera S.A. "A" (Manufacturer and distributor of tobacco products) ..................         45,500               984,389
Tele Pizza, S.A.* (Operator of fast-food pizza restaurants in Spain, Portugal,
  Poland, Mexico and Chile) .............................................................         60,000             8,627,708
                                                                                                                   -----------
                                                                                                                    42,967,017
                                                                                                                   -----------
Sweden 2.6%
Astra AB "A" (Free) (Pharmaceutical company) ............................................        138,900             2,852,635
L.M. Ericsson Telephone Co. "B" (ADR) (Leading manufacturer of cellular
  telephone equipment) ..................................................................         91,620             4,712,704
Skandia Foersaekrings AB (Free) (Financial conglomerate) ................................         52,300             3,641,139
Stora Kopparbergs Bergslags AB "A" (Manufacturer of paper and lumber products) ..........        505,800             8,656,484
                                                                                                                   -----------
                                                                                                                    19,862,962
                                                                                                                   -----------
Switzerland 6.1%
Clariant AG (Registered) (Manufacturer of color chemicals) ..............................          4,683             5,040,350
Credit Suisse Group (Registered) (Provider of bank services, management services
  and life insurance) ...................................................................         22,835             5,022,026
Julius Baer & Co. (Stockbrokerage) ......................................................          1,300             3,586,804
Kuoni Reisen AG (Registered) (Travel agency) ............................................          1,630             8,744,752
Novartis AG (Bearer) (Pharmaceutical company) ...........................................            938             1,555,311
Novartis AG (Registered) ................................................................          2,485             4,107,164
Schweizerische Lebensversicherungs und Rentenanstalt AG (Global life insurance company) .          3,300             2,790,870
Sika Finanz AG "B" (Bearer) (Manufacturer of water management products and systems) .....         21,400             8,557,148
Swiss Bank Corp. (Registered) (Universal bank) ..........................................          8,300             2,881,906
Union Bank of Switzerland (Bearer) (Bank) ...............................................          2,410             3,880,413
                                                                                                                   -----------
                                                                                                                    46,166,744
                                                                                                                   -----------
United Kingdom 12.8%
Aegis Group PLC (Leading independent media services group) ..............................      4,432,740             6,821,471
Avis Europe PLC (Car rental services) ...................................................      2,175,000             8,404,061
Bank of Scotland (Bank) .................................................................        599,400             7,369,228

    The accompanying notes are an integral part of the financial statements.


                     14 - Scudder Greater Europe Growth Fund

                                                                                                                     Market
                                                                                                 Shares             Value ($)
------------------------------------------------------------------------------------------------------------------------------
British Petroleum PLC (Major integrated world oil company) ..............................          1,368                21,624
Compass Group PLC (International catering group) ........................................        537,400             9,303,705
General Electric Co., PLC (Manufacturer of power, communications and defense
  equipment and other various electrical components) ....................................        844,000             6,988,204
Glaxo Wellcome PLC (Pharmaceutical company) .............................................        177,318             5,012,536
Granada Group PLC (Television systems and broadcast, travel and leisure services,
  entertainment and theme park operator) ................................................        321,500             5,539,061
Lloyds TSB Group PLC (Banking and financial services) ...................................          3,153                47,229
Misys PLC (Software and hardware computer solutions, support and data services
  for various industries) ...............................................................        307,822            14,803,194
Orange PLC* (Operator of digital mobile telephone network) ..............................        280,000             2,010,418
Pearson PLC (Diversified media and entertainment holding company) .......................        401,300             6,289,653
Royal & Sun Alliance Insurance Group PLC (Multi-line insurance holding company) .........        366,000             4,089,550
SmithKline Beecham PLC (Manufacturer of ethical drugs and healthcare products) ..........        216,764             2,585,203
WPP Group PLC (Advertising agency) ......................................................      2,198,000            13,952,673
Zeneca Group PLC (Manufacturer of pharmaceutical and agrochemical products and
  specialty chemicals) ..................................................................         77,600             3,343,686
                                                                                                                   -----------
                                                                                                                    96,581,496
------------------------------------------------------------------------------------------------------------------------------
Total Common Stocks (Cost $576,156,502)                                                                            697,636,122
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
Total Investment Portfolio -- 100.0% (Cost $630,799,052) (a)                                                       752,278,852
------------------------------------------------------------------------------------------------------------------------------

*     Non-income producing security.

**    Annualized yield at time of purchase; not a coupon rate. (Unaudited)

(a) The cost for federal income tax purposes was $630,799,453. At April 30, 1998, net unrealized appreciation for all securities based on tax cost was $121,479,399. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $126,528,854 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of $5,049,455.

(b) Securities valued in good faith by the Valuation Committee of the Board of Directors at fair value amounted to $2,306,136 (.29% of net assets). Their values have been estimated by the Board of Directors in the absence of readily ascertainable market values. However, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the securities existed, and the difference could be material. The cost of these securities at April 30, 1998 aggregated $1,417,142. These securities may also have certain restrictions as to resale.

Transactions in written call options on currencies during the six months ended April 30, 1998 were:

                                    Principal Amount (000s)       Premiums ($)
                                    --------------------------------------------
      Outstanding at
          October 31, 1997 .......  FRF        213,000               670,950
          Contracts written ......  FRF             --                    --
          Contracts closed .......  FRF       (213,000)             (670,950)
                                    --------------------------------------------
      Outstanding at
          April 30, 1998 .........  FRF             --                    --
                                            ==========            ==========

 Currency Abbreviations: FRF  French Franc

    The accompanying notes are an integral part of the financial statements.


                     15 - Scudder Greater Europe Growth Fund

                              Financial Statements

                       Statement of Assets and Liabilities
                              as of April 30, 1998

Assets
----------------------------------------------------------------------------------------------------------------------------
                 Investments, at market (identified cost $630,799,052) .................    $  752,278,852
                 Cash ..................................................................               869
                 Foreign currency holdings, at market (cost $5,376,499) ................         5,486,567
                 Receivable for investments sold .......................................        44,892,706
                 Receivable for Fund shares sold .......................................        21,747,475
                 Dividends and interest receivable .....................................           971,658
                 Foreign taxes recoverable .............................................           311,753
                 Deferred organization expenses ........................................            16,957
                 Other assets ..........................................................             1,598
                                                                                            ----------------
                 Total assets ..........................................................       825,708,435
Liabilities
----------------------------------------------------------------------------------------------------------------------------
                 Payable for investments purchased .....................................        29,597,390
                 Payable for fund shares redeemed ......................................         8,104,380
                 Accrued management fee ................................................           560,000
                 Other payables and accrued expenses ...................................           291,980
                                                                                            ----------------
                 Total liabilities .....................................................        38,553,750
                --------------------------------------------------------------------------------------------
                 Net assets, at market value                                                $  787,154,685
                --------------------------------------------------------------------------------------------
Net Assets
----------------------------------------------------------------------------------------------------------------------------
                 Net assets consist of:
                 Undistributed net investment income ...................................           848,963
                 Unrealized appreciation (depreciation) on:
                    Investments ........................................................       121,479,800
                    Foreign currency related transactions ..............................            88,725
                 Accumulated net realized gain .........................................        13,348,395
                 Paid-in capital .......................................................       651,388,802
                --------------------------------------------------------------------------------------------
                 Net assets, at market value                                                $  787,154,685
                --------------------------------------------------------------------------------------------
Net Asset Value
----------------------------------------------------------------------------------------------------------------------------
                 Net Asset Value, offering and redemption price per share
                    ($787,154,685 / 29,847,999 shares of capital stock outstanding,         ----------------
                    $.01 par value, 100,000,000 shares authorized) .....................    $        26.37
                                                                                            ----------------

    The accompanying notes are an integral part of the financial statements.


                     16 - Scudder Greater Europe Growth Fund

                             Statement of Operations
                         six months ended April 30, 1998

Investment Income
----------------------------------------------------------------------------------------------------------------------------
                 Income:
                 Dividends (net of foreign taxes withheld of $320,474) .................    $    2,240,097
                 Interest ..............................................................         1,201,059
                                                                                            ----------------
                                                                                                 3,441,156
                                                                                            ----------------
                 Expenses:
                 Management fee ........................................................         1,712,325
                 Services to shareholders ..............................................           406,093
                 Custodian and accounting fees .........................................           183,571
                 Directors' fees and expenses ..........................................            29,799
                 Auditing ..............................................................            27,326
                 Reports to shareholders ...............................................            39,332
                 Amortization of organization expense ..................................             5,879
                 Registration fees .....................................................           180,707
                 Legal .................................................................             8,040
                 Other .................................................................            11,844
                                                                                            ----------------
                                                                                                 2,604,916
                --------------------------------------------------------------------------------------------
                 Net investment income                                                             836,240
                --------------------------------------------------------------------------------------------

Realized and unrealized gain (loss) on investment transactions
----------------------------------------------------------------------------------------------------------------------------
                 Net realized gain (loss) from:
                 Investments ...........................................................        13,712,449
                 Futures ...............................................................           432,198
                 Written options .......................................................           (55,167)
                 Foreign currency related transactions .................................          (588,762)
                                                                                            ----------------
                                                                                                13,500,718
                                                                                            ----------------
                 Net unrealized appreciation (depreciation) during the period on:
                 Investments ...........................................................        84,112,453
                 Written options .......................................................         1,072,061
                 Foreign currency related transactions .................................            82,668
                                                                                            ----------------
                                                                                                85,267,182
                --------------------------------------------------------------------------------------------
                 Net gain (loss) on investment transactions                                     98,767,900
                --------------------------------------------------------------------------------------------

                --------------------------------------------------------------------------------------------
                 Net increase (decrease) in net assets resulting from operations               $99,604,140
                --------------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.


                     17 - Scudder Greater Europe Growth Fund

                       Statements of Changes in Net Assets

                                                                            Six Months           Year
                                                                               Ended             Ended
                                                                             April 30,        October 31,
Increase (Decrease) in Net Assets                                              1998              1997
----------------------------------------------------------------------------------------------------------------------------
                Operations:
                Net investment income ..................................  $      836,240    $      273,770
                Net realized gain (loss) from investment transactions ..      13,500,718        17,401,800
                Net unrealized appreciation (depreciation) on
                   investment transactions during the period ...........      85,267,182        18,752,867
                                                                          ----------------  ----------------
                Net increase (decrease) in net assets resulting from
                   operations ..........................................      99,604,140        36,428,437
                                                                          ----------------  ----------------
                Distributions to shareholders from:
                Net investment income ..................................      (5,194,972)         (490,975)
                                                                          ----------------  ----------------
                Net realized gains .....................................     (12,506,412)       (1,145,609)
                                                                          ----------------  ----------------
                Fund share transactions:
                Proceeds from shares sold ..............................     869,076,859       279,382,379
                Net asset value of shares issued to shareholders in
                   reinvestment of distributions .......................      16,979,895         1,574,869
                Cost of shares redeemed ................................    (376,319,160)     (240,534,824)
                                                                          ----------------  ----------------
                Net increase (decrease) in net assets from Fund share
                transactions ...........................................     509,737,594        40,422,424
                                                                          ----------------  ----------------
                Increase (decrease) in net assets ......................     591,640,350        75,214,277
                Net assets at beginning of period ......................     195,514,335       120,300,058
                Net assets at end of period (including undistributed
                   net investment income of $848,963 and $5,207,695,      ----------------  ----------------
                   respectively) .......................................  $  787,154,685    $  195,514,335
                                                                          ----------------  ----------------
Other Information
----------------------------------------------------------------------------------------------------------------------------
                Increase (decrease) in Fund shares
                Shares outstanding at beginning of period ..............       9,234,823         6,993,392
                                                                          ----------------  ----------------
                Shares sold ............................................      35,497,063        14,311,846
                Shares issued to shareholders in reinvestment of
                   distributions .......................................         824,267            88,625
                Shares redeemed ........................................     (15,708,154)      (12,159,040)
                                                                          ----------------  ----------------
                Net increase (decrease) in Fund shares .................      20,613,176         2,241,431
                                                                          ----------------  ----------------
                Shares outstanding at end of period ....................      29,847,999         9,234,823
                                                                          ----------------  ----------------

    The accompanying notes are an integral part of the financial statements.


                     18 - Scudder Greater Europe Growth Fund

                              Financial Highlights

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

                                                                                                           For the Period
                                                                                                             October 10,
                                                                                                                1994
                                             Six Months                                                     (commencement
                                               Ended                  Years Ended October 31,               of operations)
                                             April 30,                                                      to October 31,
                                              1998 (a)       1997 (a)        1996 (a)          1995             1994
----------------------------------------------------------------------------------------------------------------------------
                                              ------------------------------------------------------------------------------
Net asset value, beginning of period ......    $21.17         $17.20          $13.99          $12.18            $12.00
                                              ------------------------------------------------------------------------------
Income from investment operations:
Net investment income (loss) ..............       .05            .03             .13             .13               .01
Net realized and unrealized gain (loss)
   on investment transactions .............      6.99           4.14            3.33            1.70               .17
                                              ------------------------------------------------------------------------------
Total from investment operations ..........      7.04           4.17            3.46            1.83               .18
                                              ------------------------------------------------------------------------------
Less distributions from:
Net investment income .....................      (.54)          (.06)           (.11)           (.02)               --
Net realized gains on investment
   transactions ...........................     (1.30)          (.14)           (.14)             --                --
                                              ------------------------------------------------------------------------------
Total distributions .......................     (1.84)          (.20)           (.25)           (.02)               --
                                              ------------------------------------------------------------------------------
                                              ------------------------------------------------------------------------------
Net asset value, end of period ............    $26.37         $21.17          $17.20          $13.99            $12.18
----------------------------------------------------------------------------------------------------------------------------
Total Return (%) (b) ......................     35.74**        24.47           25.11           15.06              1.50**
Ratios and Supplemental Data
Net assets, end of period ($ millions) ....       787            196             120              41                 8
Ratio of operating expenses, net to
   average daily net assets (%) ...........      1.52*          1.66            1.50            1.50              1.50*
Ratio of operating expenses before
   expense reductions, to average daily
   net assets (%) .........................      1.52*          1.72            1.97            2.74             11.46*
Ratio of net investment income to average
   daily net assets (%) ...................       .49*           .16             .82            1.25              2.40*
Portfolio turnover rate (%) ...............      64.7*          88.8            39.0            27.9                --
Average commission rate paid (c) ..........    $.0592         $.0562          $.0509          $   --            $   --

(a) Based on monthly average shares outstanding during the period.
(b) Total returns would have been lower had certain expenses not been reduced.
(c) Average commission rate paid per share of common and preferred stocks is calculated for fiscal years ending on or after October 31, 1996.
*   Annualized
**  Not annualized


                     19 - Scudder Greater Europe Growth Fund

                          Notes to Financial Statements

                       A. Significant Accounting Policies

Scudder Greater Europe Growth Fund (the "Fund") is a non-diversified series of Scudder International Fund, Inc. (the "Corporation"). The Corporation is organized as a Maryland corporation and is registered under the Investment Company Act of 1940, as amended, as an open-end, management investment company.

The Fund's financial statements are prepared in accordance with generally accepted accounting principles which require the use of management estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Portfolio securities which are traded on U.S. or foreign stock exchanges are valued at the most recent sale price reported on the exchange on which the security is traded most extensively. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation is used. Securities quoted on the Nasdaq Stock Market, Inc. ("Nasdaq"), for which there have been sales, are valued at the most recent sale price reported on such system. If there are no such sales, the value is the most recent bid quotation. Securities which are not quoted on Nasdaq but are traded in another over-the-counter market are valued at the most recent sale price on such market. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation shall be used. Money market investments having an original maturity of sixty days or less are valued at amortized cost. All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board of Directors.

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of an item at a specified price on a specific date (settlement date). During the period, the Fund purchased securities index futures as a temporary substitute for purchasing selected investments.

Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary an amount ("initial margin") equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund each day, dependent on the daily fluctuations in the value of the underlying security, and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When entering into a closing transaction, the Fund will realize a gain or loss equal to the difference between the value of the futures contract to sell and the futures contract to buy. Futures contracts are valued at the most recent settlement price.

Certain risks may arise upon entering into futures contracts including the risk that an illiquid secondary market will limit the Fund's ability to close out a futures contract prior to the settlement date and that a change in the value of a futures contract may not correlate exactly with changes in the value of the securities or currencies hedged. When utilizing futures contracts to hedge, the Fund gives up the opportunity to profit from favorable price movements in the hedged positions during the term of the contract.

Options. An option contract is a contract in which the writer of the option grants the buyer of the option the right to purchase from (call option), or sell to (put option), the writer a designated instrument at a specified price within a specified period of time. Certain options, including options on indices, will require cash settlement by the Fund if the option is exercised. During


                     20 - Scudder Greater Europe Growth Fund
the period, the Fund held put options and written call options on currencies primarily as a hedge against potential adverse price movements in the value of portfolio assets.

If the Fund writes an option and the option expires unexercised, the Fund will realize income, in the form of a capital gain, to the extent of the amount received for the option (the "premium"). If the Fund elects to close out the option it would recognize a gain or loss based on the difference between the cost of closing the option and the initial premium received. If the Fund purchased an option and allows the option to expire it would realize a loss to the extent of the premium paid. If the Fund elects to close out the option it would recognize a gain or loss equal to the difference between the cost of acquiring the option and the amount realized upon the sale of the option.

The gain or loss recognized by the Fund upon the exercise of a written call or purchased put option is adjusted for the amount of option premium. If a written put or purchased call option is exercised the Fund's cost basis of the acquired security or currency would be the exercise price adjusted for the amount of the option premium.

The liability representing the Fund's obligation under an exchange traded written option or investment in a purchased option is valued at the last sale price or, in the absence of a sale, the mean between the closing bid and asked price or at the most recent asked price (bid for purchased options) if no bid and asked price are available. Over-the-counter written or purchased options are valued using dealer supplied quotations.

When the Fund writes a covered call option, the Fund foregoes, in exchange for the premium, the opportunity to profit during the option period from an increase in the market value of the underlying security or currency above the exercise price. When the Fund writes a put option it accepts the risk of a decline in the market value of the underlying security or currency below the exercise price. Over-the-counter options have the risk of the potential inability of counterparties to meet the terms of their contracts. The Fund's maximum exposure to purchased options is limited to the premium initially paid. In addition, certain risks may arise upon entering into option contracts including the risk that an illiquid secondary market will limit the Fund's ability to close out an option contract prior to the expiration date and, that a change in the value of the option contract may not correlate exactly with changes in the value of the securities or currencies hedged.

Repurchase Agreements. The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund, through its custodian, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value, depending on the maturity of the repurchase agreement, is equal to at least 100.5% of the repurchase price.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Foreign currency transactions are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities at the daily rates of exchange, and

(ii) purchases and sales of investment securities, dividend and interest income and certain expenses at the rates of exchange prevailing on the respective dates of such transactions.

The Fund does not isolate that portion of gains and losses on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains and losses from investments.


                     21 - Scudder Greater Europe Growth Fund

Net realized and unrealized gain (loss) from foreign currency related transactions includes gains and losses between trade and settlement dates on securities transactions, gains and losses arising from the sales of foreign currency, and gains and losses between the ex and payment dates on dividends, interest, and foreign withholding taxes.

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract (forward contract) is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. During the period, the Fund utilized forward contracts as a hedge in connection with portfolio purchases and sales of securities denominated in foreign currencies.

Forward contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain/loss is recorded daily. Forward contracts having the same settlement date and broker are offset and any gain
(loss) is realized on the date of offset; otherwise, gain (loss) is realized on settlement date. Realized and unrealized gains and losses which represent the difference between the value of the forward contract to buy and the forward contract to sell are included in net realized and unrealized gain (loss) from foreign currency related transactions.

Certain risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their contracts. Additionally, when utilizing forward contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

Distribution of Income and Gains. Distributions of net investment income are made annually. During any particular year net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, will be distributed to shareholders annually. An additional distribution may be made to the extent necessary to avoid the payment of a four percent federal excise tax.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles. The difference primarily relates to investments in foreign denominated investments, and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The Fund uses the identified cost method for determining realized gain or loss on investments for both financial and federal income tax reporting purposes.

Organization Costs. Costs incurred by the Fund in connection with its organization and initial registration of shares have been deferred and are being amortized on a straight-line basis over a five-year period.

Other. Investment security transactions are accounted for on a trade-date basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis.


                     22 - Scudder Greater Europe Growth Fund

                      B. Purchases and Sales of Securities

For the six months ended April 30, 1998, purchases and sales of investment securities (excluding short-term investments) aggregated $519,874,888 and $107,251,327, respectively.

The aggregate face value of futures contracts opened and closed during the six months ended April 30, 1998 was $19,959,326.

                               C. Related Parties

Effective December 31, 1997, Scudder, Stevens & Clark, Inc. ("Scudder") and The Zurich Insurance Company ("Zurich"), an international insurance and financial services organization, formed a new global investment organization by combining Scudder's business with that of Zurich's subsidiary, Zurich Kemper Investments, Inc. As a result of the transaction, Scudder changed its name to Scudder Kemper Investments, Inc. ("Scudder Kemper" or the "Adviser"). The transaction between Scudder and Zurich resulted in the termination of the Fund's Investment Management Agreement with Scudder. However, a new Investment Management Agreement (the "Management Agreement") between the Fund and Scudder Kemper was approved by the Fund's Board of Directors and by the Fund's Shareholders. The Management Agreement, which was effective December 31, 1997, is the same in all material respects as the corresponding previous Investment Management Agreement, except that Scudder Kemper is the new investment adviser to the Fund.

Under the Management Agreement with Scudder Kemper, the Fund has agreed to pay to the Adviser a fee equal to an annualized rate of 1.00% of the Fund's average daily net assets, computed and accrued daily and payable monthly. The Adviser determines the securities, instruments, and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Adviser provides certain administrative services in accordance with the Management Agreement. For the six months ended April 30, 1998, the fees pursuant to these agreements amounted to $1,712,325.

Scudder Service Corporation ("SSC"), a subsidiary of the Adviser, is the transfer, dividend paying and shareholder service agent for the Fund. For the six months ended April 30, 1998, the amount charged by SSC aggregated $379,193, of which $130,028 was unpaid at April 30, 1998.

Scudder Trust Company ("STC"), a subsidiary of the Adviser, provides recordkeeping and other services in connection with certain retirement and employee benefit plans invested in the Fund. For the six months ended April 30, 1998, the amount charged by STC aggregated $16,431, of which $6,336 was unpaid at April 30, 1998.

Scudder Fund Accounting Corporation ("SFAC"), a subsidiary of the Adviser, is responsible for determining the daily net asset value per share and maintaining the portfolio and general accounting records for the Fund. For the six months ended April 30, 1998, the amount charged by SFAC aggregated $107,150, of which $32,080 was unpaid at April 30, 1998.

The Fund is one of several Scudder Funds (the "Underlying Funds") in which the Scudder Pathway Series Portfolios (the "Portfolios") invest. In accordance with the Special Servicing Agreement entered into by the Adviser, the Portfolios, the Underlying Funds, SSC, SFAC, STC, and Scudder Investor Services, Inc., expenses from the operation of the Portfolios are borne by the Underlying Funds based on each Underlying Fund's proportionate share of assets owned by the Portfolios. No Underlying Funds will be charged expenses that exceed the estimated savings to each respective Underlying Fund. These estimated savings result from the elimination of separate shareholder accounts which either currently are or have potential to be


                     23 - Scudder Greater Europe Growth Fund
invested in the Underlying Funds. For the six months ended April 30, 1998, the Special Servicing Agreement expense charged to the Fund amounted to $3,603.

The Fund pays each Director not affiliated with the Adviser an annual retainer, plus specified amounts for attended board and committee meetings. For the six months ended April 30, 1998, Directors' fees and expenses aggregated $29,799.

                               D. Lines of Credit

The Fund and several affiliated Funds (the "Participants") share in a $500 million revolving credit facility for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated among each of the Participants. Interest is calculated based on the market rates at the time of the borrowing. The Fund may borrow up to a maximum of 33 1/3 percent of its net assets under the agreement. In addition, the Fund also maintains an uncommitted line of credit.


                     24 - Scudder Greater Europe Growth Fund

                        Report of Independent Accountants

To the Board of Directors of Scudder International Fund, Inc. and to the Shareholders of Scudder Greater Europe Growth Fund:

We have audited the accompanying statement of assets and liabilities of Scudder Greater Europe Growth Fund, including the investment portfolio, as of April 30, 1998, and the related statements of operations for the six months then ended, the statements of changes in net assets for the six months then ended and for the year ended October 31, 1997, and the financial highlights for the six months ended April 30, 1998, for each of the three years in the period ended October 31, 1997, and for the period October 10, 1994 (commencement of operations) to October 31, 1994. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of April 30, 1998, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Scudder Greater Europe Growth Fund as of April 30, 1998, the results of its operations for the six months then ended, the changes in its net assets for the six months then ended and for the year ended October 31, 1997 and the financial highlights for the six months ended April 30, 1998, for each of the three years in the period ended October 31, 1997 and for the period October 10, 1994 (commencement of operations) to October 31, 1994, in conformity with generally accepted accounting principles.


Boston, Massachusetts                                COOPERS & LYBRAND L.L.P.
June 9, 1998

                    25 - Scudder Greater Europe Growth Fund

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                    26 - Scudder Greater Europe Growth Fund

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                    27 - Scudder Greater Europe Growth Fund

                             Officers and Directors


Daniel Pierce*
Chairman of the Board and Director

Paul Bancroft III
Director; Venture Capitalist and
Consultant

Sheryle J. Bolton
Director; Chief Executive Officer,
Scientific Learning Corporation

William T. Burgin
Director; General Partner,
Bessemer Venture Partners

Thomas J. Devine
Director; Consultant

Keith R. Fox
Director; President, Exeter Capital
Management Corporation

William H. Gleysteen, Jr.
Director; Consultant; Guest
Scholar, Brookings Institute

William H. Luers
Director; President, The
Metropolitan Museum of Art

Wilson Nolen
Director; Consultant

Kathryn L. Quirk*
Director, Vice President and
Assistant Secretary

Robert W. Lear
Honorary Director;
Executive-in-Residence, Visiting
Professor, Columbia University
Graduate School of Business

Robert G. Stone, Jr.
Honorary Director; Chairman
Emeritus and Director, Kirby
Corporation

Nicholas Bratt*
President

Elizabeth J. Allan*
Vice President

Irene T. Cheng*
Vice President

Joyce E. Cornell*
Vice President

Susan E. Dahl*
Vice President

Richard W. Desmond*
Assistant Secretary

Carol L. Franklin*
Vice President

Edmund B. Games, Jr.*
Vice President

Theresa Gusman*
Vice President

Jerard K. Hartman*
Vice President

Thomas W. Joseph*
Vice President

Thomas F. McDonough*
Vice President, Secretary and
Treasurer

Sheridan P. Reilly*
Vice President

John R. Hebble*
Assistant Treasurer

Caroline Pearson*
Assistant Secretary



                        *Scudder Kemper Investments, Inc.

                    28 - Scudder Greater Europe Growth Fund

                        Investment Products and Services

The Scudder Family of Funds+++
--------------------------------------------------------------------------------
Money Market
------------
  Scudder U.S. Treasury Money Fund
  Scudder Cash Investment Trust
  Scudder Money Market Series --
     Premium Shares*
     Managed Shares*
  Scudder Government Money Market Series --
     Managed Shares*

Tax Free Money Market+
----------------------
  Scudder Tax Free Money Fund
  Scudder Tax Free Money Market Series--
     Managed Shares*
  Scudder California Tax Free Money Fund**
  Scudder New York Tax Free Money Fund**

Tax Free+
---------
  Scudder Limited Term Tax Free Fund
  Scudder Medium Term Tax Free Fund
  Scudder Managed Municipal Bonds
  Scudder High Yield Tax Free Fund
  Scudder California Tax Free Fund**
  Scudder Massachusetts Limited Term Tax Free Fund**
  Scudder Massachusetts Tax Free Fund**
  Scudder New York Tax Free Fund**
  Scudder Ohio Tax Free Fund**
  Scudder Pennsylvania Tax Free Fund**

U.S. Income
-----------
  Scudder Short Term Bond Fund
  Scudder Zero Coupon 2000 Fund
  Scudder GNMA Fund
  Scudder Income Fund
  Scudder High Yield Bond Fund

Global Income
-------------
  Scudder Global Bond Fund
  Scudder International Bond Fund
  Scudder Emerging Markets Income Fund

Asset Allocation
----------------
  Scudder Pathway Conservative Portfolio
  Scudder Pathway Balanced Portfolio
  Scudder Pathway Growth Portfolio
  Scudder Pathway International Portfolio

U.S. Growth and Income
----------------------
  Scudder Balanced Fund
  Scudder Growth and Income Fund
  Scudder S&P 500 Index Fund
  Scudder Real Estate Investment Fund

U.S. Growth
-----------
  Value
    Scudder Large Company Value Fund
    Scudder Value Fund***
    Scudder Small Company Value Fund
    Scudder Micro Cap Fund

  Growth
    Scudder Classic Growth Fund***
    Scudder Large Company Growth Fund
    Scudder Development Fund
    Scudder 21st Century Growth Fund

Global Growth
-------------
  Worldwide
    Scudder Global Fund
    Scudder International Growth and Income Fund
    Scudder International Fund
    Scudder Global Discovery Fund***
    Scudder Emerging Markets Growth Fund
    Scudder Gold Fund

  Regional
    Scudder Greater Europe Growth Fund
    Scudder Pacific Opportunities Fund
    Scudder Latin America Fund
    The Japan Fund, Inc.

Industry Sector Funds
---------------------
  Choice Series
    Scudder Financial Services Fund
    Scudder Health Care Fund
    Scudder Technology Fund


Retirement Programs and Education Accounts
--------------------------------------------------------------------------------

Retirement Programs
-------------------
  Traditional IRA
  Roth IRA
  SEP IRA
  Keogh Plan
  401(k), 403(b) Plans
  Scudder Horizon Plan**+++ +++
    (a variable annuity)

Education Accounts
------------------
  Education IRA
  UGMA/UTMA

Closed-End Funds#
--------------------------------------------------------------------------------
  The Argentina Fund, Inc.
  The Brazil Fund, Inc.
  The Korea Fund, Inc.
  Montgomery Street Income Securities, Inc.
  Scudder Global High Income Fund, Inc.
  Scudder New Asia Fund, Inc.
  Scudder New Europe Fund, Inc.
  Scudder Spain and Portugal Fund, Inc.

For complete information on any of the above Scudder funds, including management fees and expenses, call or write for a free prospectus. Read it carefully before you invest or send money. +++Funds within categories are listed in order from expected least risk to most risk. Certain Scudder funds may not be available for purchase or exchange. +A portion of the income from the tax-free funds may be subject to federal, state, and local taxes. *A class of shares of the Fund. **Not available in all states. ***Only the Scudder Shares of the Fund are part of the Scudder Family of Funds. +++ +++A no-load variable annuity contract provided by Charter National Life Insurance Company and its affiliate, offered by Scudder's insurance agencies, 1-800-225-2470. #These funds, advised by Scudder Kemper Investments, Inc., are traded on the New York Stock Exchange and, in some cases, on various other stock exchanges.

                     29 - Scudder Greater Europe Growth Fund

                                Scudder Solutions


Convenient ways to invest, quickly and reliably:
------------------------------------------------------------------------------------------------------------------------------
          Automatic Investment Plan                                    QuickBuy

          A convenient investment program in which money is            Lets you purchase Scudder fund shares
          electronically debited from your bank account monthly to     electronically, avoiding potential mailing delays;
          regularly purchase fund shares and "dollar cost average"     money for each of your transactions is
          -- buy more shares when the fund's price is lower and        electronically debited from a previously designated bank
          fewer when it's higher, which can reduce your average        account.
          purchase price over time.

          Automatic Dividend Transfer                                  Payroll Deduction and Direct Deposit

          The most timely, reliable, and convenient way to             Have all or part of your paycheck -- even government
          purchase shares -- use distributions from one Scudder        checks -- invested in up to four Scudder funds at
          fund to purchase shares in another, automatically            one time.
          (accounts with identical registrations or the same
          social security or tax identification number).

          Dollar cost averaging involves continuous investment in securities regardless of price fluctuations and does not assure a profit or protect against loss in declining markets.
          Investors should consider their ability to continue such a plan through periods of low price levels.

Around-the-clock electronic account service and information, including some transactions:
------------------------------------------------------------------------------------------------------------------------------
          Scudder Automated Information Line: SAIL(TM) --              Scudder's Web Site -- http://funds.scudder.com
          1-800-343-2890
                                                                       Scudder Electronic Account Services: Offering
          Personalized account information, the ability to             account information and transactions, interactive
          exchange or redeem shares, and information on other          worksheets, prospectuses and applications for all
          Scudder funds and services via touchtone telephone.          Scudder funds, plus your current asset allocation,
                                                                       whenever you need them. Scudder's Site also
                                                                       provides news about Scudder funds, retirement
                                                                       planning information, and more.

Retirees and those who depend on investment proceeds for living expenses can enjoy these convenient, timely, and reliable automated withdrawal programs:
------------------------------------------------------------------------------------------------------------------------------
          Automatic Withdrawal Plan                                    QuickSell

          You designate the bank account, determine the schedule       Provides speedy access to your money by
          (as frequently as once a month) and amount of the            electronically crediting your redemption proceeds
          redemptions, and Scudder does the rest.                      to the bank account you previously designated.

          Distributions Direct

          Automatically deposits your fund distributions into the bank account you designate within three business days after each distribution is paid.

For more information about these services, call a Scudder representative at 1-800-225-5163
------------------------------------------------------------------------------------------------------------------------------

                     30 - Scudder Greater Europe Growth Fund


Mutual Funds and More -- Brokerage and Guidance Services:
------------------------------------------------------------------------------------------------------------------------------
          Scudder Brokerage Services                             Scudder Portfolio Builder

          Offers you access to a world of investments,           A free service designed to help suggest ways investors like
          including stocks, corporate bonds, Treasuries, plus    you can diversify your portfolio among domestic and global,
          over 8,000 mutual funds from at least 150 mutual       as well as equity, fixed-income, and money market funds,
          fund companies. And Scudder Fund Folio(SM) provides    using Scudder funds.
          investors with access to a marketplace of more than
          500 no-load funds from well-known companies--with no   Personal Counsel from Scudder(SM)
          transaction fees or commissions. Scudder
          shareholders can take advantage of a Scudder           Developed for investors who prefer the benefits of no-load
          Brokerage account already reserved for them, with      Scudder funds but want ongoing professional assistance in
          no minimum investment. For information about           managing a portfolio. Personal Counsel(SM) is a highly
          Scudder Brokerage Services, call 1-800-700-0820.       customized, fee-based asset management service for
                                                                 individuals investing $100,000 or more.


          Fund Folio funds held less than six months will be charged a fee for redemptions. You can buy shares directly from the fund itself or its principal underwriter or distributor without paying this fee. Scudder Brokerage Services, Inc., 42 Longwater Drive, Norwell, MA 02061.
          Member SIPC.

          Personal Counsel From Scudder(SM) and Personal Counsel(SM) are service marks of and represent a program offered by Scudder Investor Services, Inc., Adviser.

For more information about these services, call a Scudder representative at 1-800-225-5163
------------------------------------------------------------------------------------------------------------------------------
Additional Information on How to Contact Scudder:
------------------------------------------------------------------------------------------------------------------------------
          For existing account services and transactions         Please address all written correspondence to
          Scudder Investor Relations -- 1-800-225-5163           The Scudder Funds
                                                                 P.O. Box 2291
          For establishing 401(k) and 403(b) plans               Boston, Massachusetts
          Scudder Defined Contribution Services --               02107-2291
          1-800-323-6105
                                                                 Or Stop by a Scudder Investor Center

          For information about The Scudder Funds, including     Many shareholders enjoy the personal, one-on-one service of
          additional applications and prospectuses, or for       the Scudder Investor Centers. Check for an Investor Center near
          answers to investment questions                        you -- they can be found in the following cities:
          Scudder Investor Relations -- 1-800-225-2470           Boca Raton            Chicago             San Francisco
                   Investor.Relations@scudder.com                Boston                New York


                     31 - Scudder Greater Europe Growth Fund

About the Fund's Adviser

Scudder Kemper Investments, Inc., is one of the largest and most experienced investment management oganizations worldwide, managing more than $200 billion in assets globally for mutual fund investors, retirement and pension plans, institutional and corporate clients, insurance companies, and private family and individual accounts. It is one of the ten largest mutual fund companies in the U.S.

Scudder Kemper Investments has a rich heritage of innovation, integrity, and client-focused service. In 1997, Scudder, Stevens & Clark, Inc., founded 79 years ago as one of the nation's first investment counsel organizations, joined the Zurich Group. As a result, Zurich's subsidiary, Zurich Kemper Investments, Inc., with 50 years of mutual fund and investment management experience, was combined with Scudder. Headquartered in New York, Scudder Kemper Investments offers a full range of investment counsel and asset management capabilities, based on a combination of proprietary research and disciplined, long-term investment strategies. With its global investment resources and perspective, the firm seeks opportunities in markets throughout the world to meet the needs of investors.

Scudder Kemper Investments, Inc., the global asset management firm, is a member of the Zurich Group. The Zurich Group is an internationally recognized leader in financial services, including property/casualty and life insurance, reinsurance, and asset management.


This information must be preceded or accompanied by a current prospectus.


Portfolio changes should not be considered recommendations for action by individual investors.

SCUDDER

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